4

Exhibit 10.21

$467,601                                     February 13, 1997


                        SMART CHOICE HOLDINGS, INC.
                         9% CONVERTIBLE DEBENTURE

      This Debenture and the Common Stock issuable upon conversion hereof (until such time as such Common Stock is registered with the Securities and Exchange Commission pursuant to an effective registration statement) have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and no sale, transfer or other disposition of any interest herein may be made unless, in the written opinion of counsel to the Company, such transfer would not violate or require registration under any such statute.


      1. Payment. Smart Choice Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to Palm Beach Finance and Mortgage Company, or registered assigns ("Holder"), the principal sum of Four Hundred Sixty Seven Thousand Six Hundred One Dollars ($467,601), together with any accrued unpaid interest, on the Maturity Date (as hereinafter defined), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. All the principal on this Debenture may be prepaid at the option of the Company at any time prior to maturity. The Maturity Date shall be the earlier of one year from the date hereof or (b) the date on which Eckler Industries, Inc., a Florida corporation and the parent of the Company ("Eckler"), completes an underwritten public offering, of common stock of Eckler (the "Secondary Offering").

      This Debenture shall bear simple, non-cumulative interest from the date hereof through the Maturity Date at an interest rate of nine percent
(9%) per annum. Accrued interest on this Debenture shall be payable monthly on the first day of each calendar month through the Maturity Date at which time all accrued but unpaid interest shall be due and payable.

      This Debenture is convertible into Class B Common Stock ("Common Stock"), $.01 par value, of Eckler, at the option of Holder, pursuant to
Section 2(a) in lieu of repayment of the principal and accrued interest. Eckler shall no later than April 15, 1997 complete a reclassification of its common stock so that by such date all of the Eckler Class B Common
Stock shall have been reclassified into shares of the publicly traded common stock of Eckler at a reclassification rate of two shares of the publicly traded common stock of Eckler for each share of Eckler Class B Common Stock.


     By acceptance of this Debenture, the Holder agrees that it will promptly deliver and surrender this Debenture to the Company upon full payment thereof, and that it will promptly notify the Company of any disposition of the Debenture and of the name and address of the transferee of this Debenture. For purposes of this Debenture, the Company may assume that Holder is the holder hereunder unless notified to the contrary in the manner provided in Section 5.

     2.   Conversion.

          (a) Conversion. The Holder hereof shall have the right to elect to convert the Note into Common Stock as set forth in Section 2(b), as of the date (the "Conversion Date") on which Eckler successfully completes the Secondary Offering. Eckler shall notify the Holder in writing of Eckler's intent of proceed with the Secondary Offering at least 15 days prior to the date on which Eckler intends to file the registration statement for the Secondary Offering with the Securities and Exchange Commission (the "SEC"). The Holder shall notify Eckler in writing of the Holder's election to convert this Note within five days of the date on which Eckler notifies the Holder as provided in the preceding sentence.

          (b) Mechanics of Conversion. Upon notice to Eckler of the Holder's election to convert as provided in Section 2 (a) the Holder may convert into Common Stock at the Conversion Price the entire principal amount outstanding on the Debenture as of the Conversion Date. Upon conversion, the principal amount of the Debenture shall be converted into Common Stock at the price of one share of Common Stock for each $17.50 of outstanding principal (the "Conversion Price"). The number of shares of Common Stock issuable upon conversion are subject to adjustment as provided in Section 2. No fractional shares of Common Stock shall be issued upon conversion of the Debenture. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price. Further, any accrued but unpaid interest outstanding on the Conversion Date shall be paid to the Holder in cash. To exercise the Holder's conversion rights, the Holder shall give written notice to Eckler at Eckler's office as indicated under
Section 5, that the Holder elects to convert the Debenture and the name or names of the Holder's nominees, if any, in which the Holder wishes the certificate or certificates for shares of Common Stock to be issued.

          (c) Issuance of Common Stock Upon Conversion. Within a reasonable time, not exceeding twenty (20) days after the Conversion Date, the Company shall deliver or cause to be delivered to or upon the written order of the Holder of the Debenture so converted certificates representing the number of fully paid and nonassessable shares of Common Stock into which such Debenture may be converted in accordance with the provisions of this Section 2. Within a reasonable time, not exceeding ten (10) days after receipt by the Holder of the certificates, the Holder of the Debenture so converted shall surrender the Debenture to the Company for cancellation. Subject to the following provisions of this Section 2 such conversion shall be deemed to have occurred on the Conversion Date, so that the rights of the Holder of such Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time.

          (d) Taxes on Conversion. The issuance of certificates for shares for Common Stock upon the conversion of the Debenture shall be made without charge by the Company to the converting Holder for any tax in respect of the issuance of such certificates and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder of the Debenture converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any such certificate in a name other than that of the Holder of the Debenture converted, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (e)  Adjustment of Conversion Price.

               (i) Stock Dividends, Distributions or Subdivisions. In the event Eckler shall issue additional shares of common stock (or securities convertible into its common stock) in a stock dividend, stock distribution or subdivision paid with respect to its common stock, or declare any dividend or other distribution payable with additional shares of its common stock (or securities convertible into its common stock) or effect a split or subdivision of the outstanding shares of its common stock, the Conversion Price shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, or the earlier declaration thereof, be proportionately decreased.

               (ii) Combinations or Consolidations. In the event that Eckler's common stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of common stock, the Conversion Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (f) No Impairment. Neither the Company nor Eckler will, by amendment of their incorporation documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of this Debenture against impairment.

          (g) Common Stock Reserved. Eckler shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Debenture.

      3.    Registration Rights.  At the time that Eckler  shall  file  any registration statement which includes any common stock of Eckler with the Securities and Exchange Commission subsequent to the date hereof (other than a registration statement on Form S-4, S-8 or other comparable form in respect of employee stock options or other employee benefit plans or in respect of any merger, consolidation, acquisition or like transaction), Eckler shall, at its expense, cause all Common Stock held by the Holder (or such portion thereof as may be directed by the Holder) then owned by the Holders to be included in such registration statement, provided that, in connection therewith, and as a condition to the obligations of Eckler hereunder, each subject Holder shall provide to Eckler and/or its underwriters such information regarding the Holder and such indemnities, as are reasonably required by the Eckler and/or its underwriters and are customary in connection with a public registration, and further provided that the Holder shall be responsible for its own selling expenses and underwriting commissions (if any) in connection with such registration and any sale of its shares. The Company shall notify the Holder in writing of Eckler's intent to file with the SEC a registration statement to which the Holder would have registration rights hereunder at least 15 days prior to the date on which Eckler intends to file such registration statement with the SEC. The Holder shall notify Eckler in writing of the Holder's election to register the Common Stock held by the Holder on such registration statement within five days of the date on which Eckler notifies the Holder as provided in the preceding sentence.

    4. Events of Default. If any of the following events (herein defined as "Events of Default") shall occur and be continuing: (a) if the Company defaults in the payment of the principal or interest under the Debenture or any part thereof when the same shall become due and payable, either by the terms hereof or otherwise as herein provided; (b) upon the breach  of  the  covenants  of  the Company  or  Eckler  contained  in  the
Debenture; (c) if any proceedings involving the Company or Eckler are commenced by or as to the Company or Eckler under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, if such proceedings are instituted against the Company or Eckler, the Company or Eckler by any action or failure to act indicates its approval of, consent to or acquiescence therein, or an order shall be entered approving the petition in such proceeding and, within fifty (50) days after the entry thereof, such order is not vacated, or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; then, as to the Events of Default under clauses (a) and (b) hereinabove, the Holder of this Debenture may at its option after thirty
(30) days' advance written notice to the Company (during which time the Company shall have the right to cure such Event of Default) declare the Debenture to be forthwith due and payable in cash. If an Event of Default exists after the thirty day notice and a failure of the Company to cure as provided above, the Holder may pursue all remedies available to the Holder at law or in equity. As to an Event of Default under clause (c) hereinabove, then the Debenture shall become immediately due and payable in cash and the Holder may pursue all remedies available to the Holder at law or in equity.

     5. Communications and Notices. Except as otherwise specifically provided herein, all communications and notices provided for in this Debenture shall be sent by first class mail, facsimile or telegram to the Holder at the Holder's address as provided to the Secretary of the Company from time to time and, if to the Company or Eckler, to either of them c/o Greenberg Traurig, 111 North Orange Avenue, Suite 2000, Orlando, Florida 32801, or such other address as may be furnished in writing from time to time. Any first-class mail notice provided pursuant to this Section 5 shall be deemed given three days after being sent by first-class mail. Notices sent by telegram or facsimile shall be deemed received upon delivery. The Company, Eckler, and the Holder may from time to time change their respective addresses, for purposes of this Section 5, by written notice to the other parties; provided, however, that notice of such change shall be effective only upon receipt.

      6. Governing Law. This Debenture shall be construed in accordance with and governed by the laws of the State of Florida.

     7. Assignment. This Debenture shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

     8.   Securities Restrictions.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER SAID SECURITIES NOR ANY SECURITIES WHICH MAY BE ISSUED IN EXCHANGE FOR, UPON THE CONVERSION OF, OR OTHERWISE IN RESPECT OF, SAID SECURITIES MAY BE SOLD, OFFERED FOR SALE, OR ENCUMBERED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER SAID SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     9. Waiver. No waiver of a right in any instance shall constitute a continuing waiver of successive rights, and any one waiver shall govern only the particular matters waived.

     IN WITNESS WHEREOF, Smart Choice Holdings, Inc. and Eckler Industries, Inc. have caused this Debenture to be executed on their behalf on the date first above written.


                              SMART CHOICE HOLDINGS, INC.

                              By:/s/  J. Neal Hutchinson, Jr.
                              As Its:Vice President


                              ECKLER INDUSTRIES, INC.

                              By:/s/  J. Neal Hutchinson, Jr.
                              As Its:Asst. Vice President